                               MORGAN STANLEY FUND, INC.

                            ARTICLES SUPPLEMENTARY TO THE
                        ARTICLES OF AMENDMENT AND RESTATEMENT
                           OF THE ARTICLES OF INCORPORATION

MORGAN STANLEY FUND, INC., a Maryland corporation (the "Corporation"), pursuant to Section 2-208 of the Maryland General Corporation Law ("MGCL"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

     FIRST, The Corporation is an open-end investment company registered under the Investment Company Act of 1940, as amended.

     SECOND, The Board of Directors of the Corporation at a meeting duly convened and held on June 29, 1998 adopted a resolution increasing the total number of shares of stock that the Corporation shall have the authority to issue from twenty-seven billion three hundred seventy-five million (27,375,000,000) shares of common stock, par value $.001 per share, having an aggregate par value of twenty-seven million three hundred seventy-five thousand dollars ($27,375,000) and designated and classified as follows:


Name of Class                                     Number of Shares of Common
-------------                                     Stock Classified and Allocated
                                                  ------------------------------

Morgan Stanley Money Market Fund                  2,000,000,000 shares

Morgan Stanley Global Equity
     Allocation Fund - Class A                    375,000,000 shares

Morgan Stanley Global Equity
     Allocation Fund - Class B                    375,000,000 shares

Morgan Stanley Global Equity
     Allocation Fund - Class C                    375,000,000 shares

Morgan Stanley Global Fixed Income
     Fund - Class A                               375,000,000 shares

Morgan Stanley Global Fixed Income
     Fund - Class B                               375,000,000 shares

Morgan Stanley Global Fixed Income
     Fund - Class C                               375,000,000 shares

Morgan Stanley Asian Growth Fund
             Class A                              375,000,000 shares

Morgan Stanley Asian Growth Fund
             Class B                              375,000,000 shares


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Morgan Stanley Asian Growth Fund
             Class C                              375,000,000 shares

Morgan Stanley American Value Fund
             Class A                              375,000,000 shares
Morgan Stanley American Value Fund
             Class B                              375,000,000 shares
Morgan Stanley American Value Fund
             Class C                              375,000,000 shares

Morgan Stanley Worldwide High Income Fund
             Class A                              375,000,000 shares
Morgan Stanley Worldwide High Income Fund
             Class B                              375,000,000 shares
Morgan Stanley Worldwide High Income Fund
             Class C                              375,000,000 shares

Morgan Stanley Emerging Markets Fund
             Class A                              375,000,000 shares
Morgan Stanley Emerging Markets Fund
             Class B                              375,000,000 shares
Morgan Stanley Emerging Markets Fund
             Class C                              375,000,000 shares

Morgan Stanley Latin American Fund
             Class A                              375,000,000 shares
Morgan Stanley Latin American Fund
             Class B                              375,000,000 shares
Morgan Stanley Latin American Fund
             Class C                              375,000,000 shares

Morgan Stanley European Equity Fund
             Class A                              375,000,000 shares
Morgan Stanley European Equity Fund
             Class B                              375,000,000 shares
Morgan Stanley European Equity Fund
             Class C                              375,000,000 shares

Morgan Stanley Growth and Income Fund
             Class A                              375,000,000 shares
Morgan Stanley Growth and Income Fund
             Class B                              375,000,000 shares
Morgan Stanley Growth and Income Fund
             Class C                              375,000,000 shares

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Morgan Stanley International Magnum Fund
             Class A                              375,000,000 shares
Morgan Stanley International Magnum Fund
             Class B                              375,000,000 shares
Morgan Stanley International Magnum Fund
             Class C                              375,000,000 shares

Morgan Stanley Aggressive Equity Fund
             Class A                              375,000,000 shares
Morgan Stanley Aggressive Equity Fund
             Class B                              375,000,000 shares
Morgan Stanley Aggressive Equity Fund
             Class C                              375,000,000 shares

Morgan Stanley High Yield Fund
             Class A                              375,000,000 shares
Morgan Stanley High Yield Fund
             Class B                              375,000,000 shares
Morgan Stanley High Yield Fund
             Class C                              375,000,000 shares

Morgan Stanley U.S. Real Estate Fund
             Class A                              375,000,000 shares
Morgan Stanley U.S. Real Estate Fund
             Class B                              375,000,000 shares
Morgan Stanley U.S. Real Estate Fund
             Class C                              375,000,000 shares

Morgan Stanley Japanese Equity Fund
             Class A                              375,000,000 shares
Morgan Stanley Japanese Equity Fund
             Class B                              375,000,000 shares
Morgan Stanley Japanese Equity Fund
             Class C                              375,000,000 shares

Morgan Stanley Tax-Free Income Money
          Market Fund                             2,000,000,000 shares

Morgan Stanley Government Obligations
          Money Market Fund                       2,000,000,000 shares


Morgan Stanley Global Equity Fund
             Class A                              375,000,000 shares
Morgan Stanley Global Equity Fund
             Class B                              375,000,000 shares
Morgan Stanley Global Equity Fund

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             Class C                              375,000,000 shares

Morgan Stanley Emerging Markets Debt
     Fund - Class A                               375,000,000 shares
Morgan Stanley Emerging Markets Debt
     Fund - Class B                               375,000,000 shares
Morgan Stanley Emerging Markets Debt
     Fund - Class C                               375,000,000 shares

Morgan Stanley Mid Cap Growth Fund
             Class A                              375,000,000 shares
Morgan Stanley Mid Cap Growth Fund
             Class B                              375,000,000 shares
Morgan Stanley Mid Cap Growth Fund
             Class C                              375,000,000 shares

Van Kampen Equity Growth Fund
             Class A                              375,000,000 shares
Van Kampen Equity Growth Fund
             Class B                              375,000,000 shares
Van Kampen Equity Growth Fund
             Class C                              375,000,000 shares

Morgan Stanley Value Fund
             Class A                              375,000,000 shares
Morgan Stanley Value Fund
             Class B                              375,000,000 shares
Morgan Stanley Value Fund
             Class C                              375,000,000 shares

To twenty-eight billion five hundred million (28,500,000,000) shares of common stock, par value $.001 per share, having an aggregate pay value of twenty-eight million five hundred thousand dollars ($28,500,000) and designated and classified as follows:

Morgan Stanley Money Market Fund                  2,000,000,000 shares

Morgan Stanley Global Equity
     Allocation Fund - Class A                    375,000,000 shares
Morgan Stanley Global Equity
     Allocation Fund - Class B                    375,000,000 shares
Morgan Stanley Global Equity
     Allocation Fund - Class C                    375,000,000 shares

Morgan Stanley Global Fixed Income
     Fund - Class A                               375,000,000 shares
Morgan Stanley Global Fixed Income

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      Fund - Class B                              375,000,000 shares
Morgan Stanley Global Fixed Income
      Fund - Class C                              375,000,000 shares


Morgan Stanley Asian Growth Fund
             Class A                              375,000,000 shares
Morgan Stanley Asian Growth Fund
             Class B                              375,000,000 shares
Morgan Stanley Asian Growth Fund
             Class C                              375,000,000 shares

Morgan Stanley American Value Fund
             Class A                              375,000,000 shares
Morgan Stanley American Value Fund
             Class B                              375,000,000 shares
Morgan Stanley American Value Fund
             Class C                              375,000,000 shares

Morgan Stanley Worldwide High Income Fund
             Class A                              375,000,000 shares
Morgan Stanley Worldwide High Income Fund
             Class B                              375,000,000 shares
Morgan Stanley Worldwide High Income Fund
             Class C                              375,000,000 shares

Morgan Stanley Emerging Markets Fund
             Class A                              375,000,000 shares
Morgan Stanley Emerging Markets Fund
             Class B                              375,000,000 shares
Morgan Stanley Emerging Markets Fund
             Class C                              375,000,000 shares

Morgan Stanley Latin American Fund
             Class A                              375,000,000 shares
Morgan Stanley Latin American Fund
             Class B                              375,000,000 shares
Morgan Stanley Latin American Fund
             Class C                              375,000,000 shares

Morgan Stanley European Equity Fund
             Class A                              375,000,000 shares
Morgan Stanley European Equity Fund
             Class B                              375,000,000 shares
Morgan Stanley European Equity Fund
             Class C                              375,000,000 shares

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Morgan Stanley Growth and Income Fund
             Class A                              375,000,000 shares
Morgan Stanley Growth and Income Fund
             Class B                              375,000,000 shares
Morgan Stanley Growth and Income Fund
             Class C                              375,000,000 shares

Morgan Stanley International Magnum Fund
             Class A                              375,000,000 shares
Morgan Stanley International Magnum Fund
             Class B                              375,000,000 shares
Morgan Stanley International Magnum Fund
             Class C                              375,000,000 shares

Morgan Stanley Aggressive Equity Fund
             Class A                              375,000,000 shares
Morgan Stanley Aggressive Equity Fund
             Class B                              375,000,000 shares
Morgan Stanley Aggressive Equity Fund
             Class C                              375,000,000 shares

Morgan Stanley High Yield Fund
             Class A                              375,000,000 shares
Morgan Stanley High Yield Fund
             Class B                              375,000,000 shares
Morgan Stanley High Yield Fund
             Class C                              375,000,000 shares

Morgan Stanley U.S. Real Estate Fund
             Class A                              375,000,000 shares
Morgan Stanley U.S. Real Estate Fund
             Class B                              375,000,000 shares
Morgan Stanley U.S. Real Estate Fund
             Class C                              375,000,000 shares

Morgan Stanley Japanese Equity Fund
             Class A                              375,000,000 shares
Morgan Stanley Japanese Equity Fund
             Class B                              375,000,000 shares
Morgan Stanley Japanese Equity Fund
             Class C                              375,000,000 shares

Morgan Stanley Tax-Free Income Money
             Market Fund                          2,000,000,000 shares

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Morgan Stanley Government Obligations
          Money Market Fund                       2,000,000,000 shares

Morgan Stanley Global Equity Fund
             Class A                              375,000,000 shares
Morgan Stanley Global Equity Fund
             Class B                              375,000,000 shares
Morgan Stanley Global Equity Fund
             Class C                              375,000,000 shares

Morgan Stanley Emerging Markets Debt
     Fund - Class A                               375,000,000 shares
Morgan Stanley Emerging Markets Debt
     Fund - Class B                               375,000,000 shares
Morgan Stanley Emerging Markets Debt
     Fund - Class C                               375,000,000 shares

Morgan Stanley Mid Cap Growth Fund
             Class A                              375,000,000 shares
Morgan Stanley Mid Cap Growth Fund
             Class B                              375,000,000 shares
Morgan Stanley Mid Cap Growth Fund
             Class C                              375,000,000 shares

Van Kampen Equity Growth Fund
             Class A                              375,000,000 shares
Van Kampen Equity Growth Fund
             Class B                              375,000,000 shares
Van Kampen Equity Growth Fund
             Class C                              375,000,000 shares

Morgan Stanley Value Fund
             Class A                              375,000,000 shares
Morgan Stanley Value Fund
             Class B                              375,000,000 shares
Morgan Stanley Value Fund
             Class C                              375,000,000 shares

Van Kampen Global Franchise
     Fund - Class A                               375,000,000 shares
Van Kampen Global Franchise
     Fund - Class B                               375,000,000 shares
Van Kampen Global Franchise
     Fund - Class C                               375,000,000 shares


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     THIRD, Such shares have been duly authorized and classified by the Board of Directors pursuant to authority and power contained in Section 2-105(c) of the MGCL and the Corporation's Articles of Amendment and Restatement of the Amended Articles of Incorporation.

     FOURTH, The description of the shares designated and classified, as set forth above, including any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption is as set forth in the Articles of Amendment and Restatement of the Amended Articles of Incorporation and has not changed in connection with these Articles Supplementary to the Articles of Amendment and Restatement of the Amended Articles of Incorporation.

     IN WITNESS WHEREOF, MORGAN STANLEY FUND, INC. has caused these presents to be signed in its name and on its behalf by its Vice President and attested by its Assistant Secretary on this 29th day of June, 1998.

                                                  MORGAN STANLEY FUND, INC.

                                                  BY: /s/ Ronald A. Nyberg
                                                     ----------------------
                                                          Ronald A. Nyberg
                                                          Vice President

Attest: /s/ Weston B. Wetherell
       -------------------------
        Weston B. Wetherell
        Assistant Secretary




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The undersigned, Vice President of Morgan Stanley Fund, Inc., who executed on behalf of said corporation the foregoing Articles of Amendment and Restatement of which this certificate is made a part, hereby acknowledges, in the name an on behalf of said corporation, the foregoing Articles Supplementary to the Articles of Amendment and Restatement to be corporate act of said corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.

                                                  By: /s/ Ronald A. Nyberg
                                                     ------------------------
                                                          Ronald A. Nyberg